SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Ultra Short Bond Fund

                Effective immediately, the beginning portion of the section of the prospectus entitled "INVESTMENT STRATEGY" for Evergreen Ultra Short Bond Fund is amended to include the language in bold below:

The Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, short-term corporate securities, variable and fixed rate mortgage- and asset-backed securities, and other mortgage-related securities.  The Fund normally invests the balance of its portfolio in these same types of securities. There is no limit on the amount of the Fund's assets that may be invested in any one of the foregoing types of investments.   As a result, the Fund may invest primarily, as it currently does, or substantially all of its assets in mortgage-backed or asset-backed securities, including collateralized mortgage obligations ("CMOs"), not guaranteed or backed by the credit of the U.S. Government or any agency or instrumentality of the U.S. Government. See "Mortgage- and Asset-Backed Securities Risk."

The section of the prospectus entitled "OVERVIEW OF FUND RISKS" on page 1 is supplemented by adding the following to the list of principal risks:

Mortgage- and Asset-Backed Securities Risk.   Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure.  The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.  As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.  Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease.  Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.  The Fund may gain investment exposure to mortgage-backed and other asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date.  The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

II.            Evergreen Short And Intermediate Term Bond Funds (the "Funds")

                Effective immediately, the section in the prospectus of the Funds entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” has been amended by replacing the language under the heading "Class I" with the following language:

Class I

Each Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "How To Buy Shares," in the following manner:  (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005.

In addition, the following chart replaces the chart currently contained in the section of the Funds’ prospectus entitled “HOW TO BUY FUND SHARES”:

	Minimum Initial Purchase of Class A, B and C Shares[1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts
	$1,000[2]	$1,000,000[3,4]	None
IRAs	$250	N/A4	None
Systematic Investment Plan	$50	N/A4	$25/monthly (for Classes A, B and C)[4]

1The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount.

3Minimum initial purchase amount of $1 million does not apply to former Class Y shareholders, former SouthTrust funds shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients.

4Former Class Y and former SouthTrust funds shareholders may invest at the Class A, B and C share amounts.

III.           Evergreen Short And Intermediate Term Bond Funds (the "Funds")

                Effective May 1, 2005, the section in the prospectus of the Funds entitled “Rights of Accumulation” contained in the section entitled "HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE" has been amended to say the following:

Class A

Rights of Accumulation.You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  Shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

March 18, 2005	573172 (3/05)